Exhibit 13.1

PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Christian J. Beckett, Chief Executive Officer, hereby certify, to my knowledge, that:

1. the Company’s annual report on Form 20-F for the for the year ended December 31, 2012, as amended by Amendment No. 1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2013

By:	/s/ Christian J. Beckett

Name:	Christian J. Beckett
Title:	Chief Executive Officer